UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Life Time Fitness, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 23, 2015, Life Time Fitness, Inc. released a video statement from Jason Thunstrom, Vice President of Public Relations and Corporate Communications, to its employees. A transcript of the video follows.

This week we made an important announcement at Life Time. It was a good day for our company, for our shareholders, for our employees and our members. Effectively, we announced that Life Time has been bought by a couple investors who see the tremendous value we’ve delivered to date and the potential for ongoing growth and success moving forward. And effectively, what this means is when the transaction closes in about the third quarter this year Life Time will transition from a public company that it is today, with publicly traded shares in the New York Stock Exchange, to a private company much like we were from 1992 to 2004 when we initially took the company public.

Here is what is important about this. We have investors who are partners, literally. They see the value in what we’ve delivered and they are very interested in us going forward. In fact, our founder, chairman president and CEO Bahram Akradi will remain in his role, that was very important to our investors, and Bahram himself has made a significant investment as part of Life Time moving forward.

So what change can you expect? It’s business as usual at Life Time. The same manner in which we are delivering the best places, the best people and the best programs to help our members change their lives positively every day will continue. All of the surrounding businesses that are about helping a member achieve a total active healthy way of life remain in place. Employees should expect business as usual as will our members.

Here’s what’s important, we still as a company have to take care of our members. We still are interested in team member retention and member retention and our eye needs to remain on that. Just as we are in delivering returns like we have from the inception as a company.

So big news. If you haven’t seen it check it out. If you have any questions, reach out to your leader, reach out to me. Be happy to answer them. Good day at Life Time and thank you so much for bringing the healthy way of life to life.

Important Additional Information

In connection with the proposed merger, Life Time intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Life Time will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed merger. SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT LIFE TIME WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by Life Time with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by Life Time via Life Time’s Investor Relations section of its website at www.lifetimefitness.com or by contacting Investor Relations by directing a request to Life Time Fitness, Inc., Attention: Investor Relations, 2902 Corporate Place, Chanhassen, MN 55317, or by calling (952) 229-7427.

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Life Time, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the shareholders of Life Time in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Life Time’s shareholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in Life Time’s proxy statement for its 2014 Annual Meeting of Shareholders, which was filed with the SEC on April 24, 2014, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on March 2, 2015. These documents (when available) may be obtained for free at the SEC’s website at www.sec.gov, and via Life Time’s Investor Relations section of its website at www.lifetimefitness.com.

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expression. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) Life Time may be unable to obtain shareholder approval as required for the merger; (2) conditions to the closing of the merger, including the obtaining of required regulatory approvals, may not be satisfied; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of Life Time may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) Life Time may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; (11) the risks described from time to time in Life Time’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of Life Time’s filings with the SEC; and (12) general industry and economic conditions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, Life Time undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

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